Exhibit 10.14

KEVIN GIGLER POWER EFFICIENCY CORPORATION 4220 VARSITY DRIVE SUITE E ANN ARBOR MI 48108 UNITED STATES OF AMERICA	PURCHASE ORDER NO REPRINT NUMBER ORDER DATE SUPPLEMENT NO SUPPLEMENT DATE	: : : : :	P25600830 4 09/12/2000 2 9/22/200

INVOICE IN DUPLICATE TO :
   ATTN: UTC SHARED BUSINESS SERVI
   OTIS ELEVATOR CO.
   OTIS SERVICE CENTER
   ACCTS PAYABLE DEPT. MS 541-25
   PO BOX 766
   WINDSOR CT 06095
   UNITED STATES OF AMERICA
   TEL NO : (860) 242-3632
   FAX NO : (860) 286-4452

SHIP TO : ATTN: RECEIVING DEPARTMENT OTIS ELEVATOR CO. 212 WEST NEWBERRY ROAD BLOOMFIELD CT 06002 UNITED STATES OF AMERICA

F.O.B.	: OTHER	QUOTE DATE	:
SHIP VIA	: OTHER	RFQ NUMBER	:
FREIGHT	: 3RD PARTY BILLING	TAX EXEMPT NO	:	0592139-006
TERMS	: 2.0%15,N30

PLEASE NOTE:	1.	THE FOLLOWING-ITEMS ARE ONLY TO BE SHIPPED ON REQUEST.
	2.	THE TOTAL OF ALL REQUESTS SHOULD NOT EXCEED $100000.0 EXCL TAX
	3.	THE ORDER IS VALID BETWEEN	START DATE: 08/01/2000
			STOP DATE: 12/31/2001

ITEM	QTY	ARRIVE	PART NO / DESCRIPTION	UOP	TAX	UNIT PRICE	EXT PRIC

						TOTAL VALUE:	100000.000

THE SELLER REPRESENTS AND WARRANTS THAT ANY GOODS AND SERVICES PROVIDED HEREUNDER WILL BE YEAR 2000 COMPLIANT AND CAPABLE AND THAT THE PROVISION OR DELIVERY OF SUCH GOODS AND SERVICES TO OTIS WILL NOT BE IMPAIRED BY ANY SYSTEMS OF SELLER THAT ARE NOT YEAR 2000 COMPLIANT AND CAPABLE.

/s/ Corinna Mossberg		Sept. 25, 2000
BUYER: CORINNA MOSSBERG	TEL: 860-286-4553	DATE

NB:  ITEM 1  :  UNIT PRICE, HAS CHANGED

SUPPLIER

Do not insure parcel post shipments. Declare express shipments of over 100 lbs. at 50 cents per lb. - 100 lbs. or under at $50.00 for the entire shipment. Do not ship (1) over $1,000 worth of material in any one package via mail (Registered or Non Registered) or Parcel Post. (2) over $25,000 worth of material in any airplane.

By accepting this order you agree to all of the terms and conditions hereof, including those printed on the back of this sheet and those set forth in any supplemental sheets, specifications, contractual provisions, drawings or other documents attached hereto or herein related to. This order expressly limits acceptance to the terms stated herein. Any additional or different term proposed by Seller is objected to and hereby rejected.